UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2005


                            PRO-PHARMACEUTICALS, INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


             Nevada                  000-32877                    04-3562325
________________________________________________________________________________
  (State or other jurisdiction      (Commission                 (IRS Employer
          of incorporation)         File Number)             Identification No.)

 189 Wells Avenue, Newton, Massachusetts                          02459
 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (617) 559-0033


                                 Not Applicable
________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events.

On May 16, 2005, Pro-Pharmaceuticals, Inc. issued a news release announcing that the Phase l data published in the American Society of Clinical Oncology's
(ASCO) Annual Meeting Proceedings, indicates DAVANAT(R) and DAVANAT(R) /5-FU are well-tolerated in cancer patients with advanced solid tumors. The data show Dose Limiting Toxicity and Maximum Tolerated Dose were not reached. A copy of Pro-Pharmaceutical's news release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

99.1  News release of Pro-Pharmaceuticals, Inc. dated May 16, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRO-PHARMACEUTICALS, INC.


                                        By:  /s/ Carl Lueders
                                             -----------------------------------
                                                 Carl Lueders
                                                 Chief Financial Officer

Date:  May 18, 2005